MERRILL LYNCH INDEX FUNDS FUND, INC.

               Supplement dated February 1, 2005 to the
       Statement of Additional Information dated April 23, 2004

	The first paragraph in the section in the Statement of Additional Information entitled "Management of the Funds - Management and Advisory Arrangements - Transfer Agency Services" on page 29 is deleted and replaced in its entirety by the following:

Transfer Agency Services. FDS, a subsidiary of ML & Co., acts as the Corporation's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the
"Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts.
Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee at the annual rate of 0.05% of the average daily value of the net assets of a Fund for its services and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement.
For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a record keeping system, provided the record keeping system is maintained by a subsidiary of ML & Co.










Code # 19004-0404SUP